                                                                   Exhibit 10(1)

                            THE PHARMACIA CORPORATION
                          1996 LONG-TERM INCENTIVE PLAN

                  Amended and Restated as of September 24, 2001

1. PURPOSE.

         The purpose of the Pharmacia Corporation 1996 Long-Term Incentive Plan (the "Plan") is to promote the long-term financial interests Pharmacia Corporation (the "Company"), including their growth and performance, by encouraging key employees of the Company and its subsidiaries to acquire an ownership position in the Company, enhancing the ability of the Company and its subsidiaries to attract and retain employees of outstanding ability, and providing such employees with an interest in the Company parallel to that of the Company's stockholders.

2. DEFINITIONS.

         Unless otherwise required by the context, the terms used in the Plan shall have the meanings set forth below:

         "Award" shall mean an award determined in accordance with the terms of the Plan.

         "Board" or "Board of Directors" shall mean the Board of Directors of the Company.

          "Change in Control" shall mean:

              (1) the acquisition by any individual, entity or group (a "Person"), including any "person" within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), of beneficial ownership within the meaning of Rule 13d-3 promulgated under the Exchange Act, of 33% or more of either
         (i) the then outstanding shares of Common Stock of the Company (the "Outstanding

         Company Common Stock") or (ii) the combined voting power of the then outstanding securities of the Company entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities"); provided, however, that the following acquisitions of Outstanding Company Common Stock or Outstanding Company Voting Securities shall not constitute a Change in Control: (A) any acquisition by the Company, (B) any acquisition by an employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company, or (C) any acquisition by any corporation pursuant to a reorganization, merger or consolidation involving the Company, if, immediately after such reorganization, merger or consolidation, each of the conditions described in clauses (i), (ii) and (iii) of subsection
         (3) of this definition shall be satisfied; and provided further that, for purposes of clause (A), if any Person (other than the Company or any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company) shall become the beneficial owner of 33% or more of the Outstanding Company Common Stock or 33% or more of the Outstanding Company Voting Securities by reason of any acquisition of Outstanding Company Common Stock or Outstanding Company Voting Securities by the Company and such Person shall, after such acquisition by the Company, become the beneficial owner of any additional shares of the Outstanding Company Common Stock or any additional Outstanding Voting Securities and such beneficial ownership is publicly announced, such additional beneficial ownership shall constitute a Change in Control;

              (2) individuals who, as of the date hereof, constitute the Board (the "Incumbent Board") cease for any reason to constitute at least a majority of such Board; provided, however, that any individual who becomes a director of the Company subsequent to the date hereof whose election, or nomination for election by the Company's stockholders, was approved by the vote of at least three-quarters of the directors then comprising the Incumbent Board (either by a specific vote or by approval of the proxy statement of the Company in which such person is named as a nominee for director, without objection to such nomination) shall be deemed to have been a member of the Incumbent board; and provided further, that no individual who was initially elected as a director of the Company as a result of an actual or threatened election contest, as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act, or any other actual or threatened solicitation of proxies or consents by or on behalf of any Person other than the Board shall be deemed to have been a member of the Incumbent Board;

              (3) approval by the stockholders of the Company of a reorganization, merger or consolidation involving the Company unless, in any such case, immediately after such reorganization, merger or consolidation, (i) more than 50% of the then outstanding shares of common stock of the corporation resulting from such reorganization, merger or consolidation and more than 50% of the combined voting power of the then outstanding securities of such corporation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals or entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and the Outstanding Company Voting Securities immediately prior to such reorganization, merger or consolidation and in substantially the same proportions relative to each other as their ownership, immediately prior to such reorganization, merger or consolidation, of the Outstanding Company Common Stock and the

         Outstanding Company Voting Securities, as the case may be, (ii) no Person (other than the Company, any employee benefit plan (or related trust) sponsored or maintained by the Company or the corporation resulting from such reorganization, merger or consolidation (or any corporation controlled by the Company), or any Person which beneficially owned, immediately prior to such reorganization, merger or consolidation, directly or indirectly, 33% or more of the Outstanding Company Common Stock or the Outstanding Company Voting Securities, as the case may be) beneficially owns, directly or indirectly, 33% or more of the then outstanding shares of common stock of such corporation or 33% or more of the combined voting power of the then outstanding securities of such corporation entitled to vote generally in the election of directors and (iii) at least a majority of the members of the board of directors of the corporation resulting from such reorganization, merger or consolidation were members of the Incumbent board at the time of the execution of the initial agreement or action of the Board providing for such reorganization, merger or consolidation; or

              (4) (i) approval by the stockholders of the Company of a plan of complete liquidation or dissolution of the Company or (ii) the sale or other disposition of all or substantially all of the assets of the Company other than to a corporation with respect to which, immediately after such sale or other disposition, (A) more than 50% of the then outstanding shares of common stock thereof and more than 50% of the combined voting power of the then outstanding securities thereof entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and the Outstanding Company Voting Securities immediately prior to such sale or other disposition and in substantially the same proportions relative to each other as their ownership, immediately prior to such sale or other disposition, of the Outstanding Company Common Stock and the Outstanding Company Voting Securities, as the case may be, (B) no Person (other than the Company, any employee benefit plan (or related trust) sponsored or maintained by the Company or such corporation (or any corporation controlled by the Company), or any Person which beneficially owned, immediately prior to such sale or other disposition, directly or indirectly, 33% or more of the Outstanding Company Common Stock or the Outstanding Company Voting Securities, as the case may be) beneficially owns, directly or indirectly, 33% or more of the then outstanding shares of common stock thereof or 33% or more of the combined voting power of the then outstanding securities thereof entitled to vote generally in the election of directors and (C) at least a majority of the members of the board of directors thereof were members of the Incumbent board at the time of the execution of the initial agreement or action of the Board providing for such sale or other disposition (or were approved directly or indirectly by the Incumbent Board).

         "Committee" shall mean the Compensation Committee of the Board of Directors, or its permitted delegate, consisting of two or more non-employee directors (as defined under Rule 16b-3 of the Exchange Act) appointed by the Board who meet the requirements of being outside directors within the meaning of
Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code").

         "Common Stock" shall mean the common stock of the Company.

         "Effective Date" shall mean November 1, 1995. The effective date of the amended and restated Plan is June 1, 2000.

         "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

         "Fair Market Value" shall mean, per share of Common Stock, the average of the highest and lowest price of the Common Stock on the New York Stock Exchange (the "NYSE"), or such other national securities exchange as may be designated by the Board, on the applicable date, or, if there are no sales of Common Stock on the NYSE on such date, then the average of the highest and lowest price of the Common Stock on the last previous day on which a sale on the NYSE is reported; provided, that the Committee may determine that the Fair Market Value price may be based upon the average of the highest and lowest price of the Common Stock (or depositary receipts evidencing ownership of such Common Stock) on stock exchanges outside the United States with respect to Awards granted to Participants who are foreign nationals.

         "Participant" shall mean an employee of the Company or its subsidiaries who is selected by the Committee to participate in the Plan.

3. SHARES SUBJECT TO THE PLAN.

         Subject to adjustment as provided in Section 17, the number of shares of Common Stock which shall be available for the grant of Awards under the Plan shall not exceed in any calendar year commencing after the Effective Date and before 2001, one and one-quarter percent (1.25%) of the number of shares of Common Stock outstanding as of January 1 of such year (including treasury shares); provided that, with respect to calendar year 1995, the maximum number of shares of Common Stock available for the grant of Awards under the Plan was 2,000,000 shares. The maximum number of shares set forth in the preceding sentence shall be increased with respect to any year (including years after 2000) by the number of shares available for grant in any prior years since the effective date of the Plan which were not subject to Awards granted under the Plan in such prior years plus any shares of Common Stock subject to any Award that expires unexercised or that is forfeited, terminated or canceled, in whole or in part. For the year 2001 and subsequent years, there shall be no increases in the number of shares available for grants under the Plan pursuant to the first sentence of this Section 3, but there shall be shares available for grants as a result of the second sentence of this Section 3. The shares of Common Stock issued under the Plan may be authorized and unissued shares or treasury shares, as the Company may from time to time determine.

         Subject to adjustment as provided in Section 17, notwithstanding anything contained herein to the contrary, in no event shall more than 595,000 shares of Common Stock be granted pursuant to stock options or stock appreciation rights under the Plan to any Participant in any calendar year and in no event shall the number of shares of Common Stock available for issuance pursuant to incentive stock options (within the meaning of Section 422 of the Code) during the term of the Plan exceed the lesser of (a) the number of shares generally available for issuance under the Plan and (b) 59,500,000 shares. No additional incentive stock options will be granted under the Plan on or after June 1, 2000.

4. ADMINISTRATION.

         (a) The Plan shall be administered by the Committee. A majority of the Committee shall constitute a quorum, and the acts of a majority of a quorum shall be the acts of the Committee. The Committee may by resolution delegate authority to one or more committees consisting of one or more officers (a "Subcommittee") to perform one or both of the following: (i) to select officers or salaried employees (including salaried directors) of the Company or a Subsidiary (but not of a Parent) who are to receive stock options, stock appreciation rights, dividend equivalents, and/or other Awards that are valued in whole or in part by reference to, or are otherwise based on, shares of Common Stock, and (ii) to determine the number of such stock options, stock appreciation rights or dividend equivalents, and/or other Awards that are valued in whole or in part by reference to, or are otherwise based on, shares of Common Stock to be received by the selected officers or salaried employees; provided, however, that the Committee shall by resolution set forth the maximum number of Awards that may be made by any Subcommittee(s). Any such Subcommittee delegated authority by the Committee may not (x) select an officer who is a current member of such Subcommittee or a member of the Board to receive Awards as described in (i) above, or (y) grant any Award to a Reporting Person (defined as a person subject to the reporting requirements of Section 16(a) of the Exchange Act (or any law, rule, regulation or other provision that may replace such statute) with respect to shares of Common Stock) or to a "covered employee" under Section 162(m) of the Internal Revenue Code of 1986, as amended. Only the Committee shall make all determinations regarding Awards to Reporting Persons and/or "covered employees". To the extent permitted by law, the Committee may appoint employees of the Company or its Subsidiaries or other third parties to act as its agents with respect to administration of the Plan, including, but not limited to, administration of the exercise of any Awards granted under the Plan.

         (b) Subject to the provisions of the Plan, the Committee shall have authority to (i) approve the selection of Participants (after such consultation with and consideration of the recommendations of management as the Committee considers desirable), (ii) determine the type of Awards to be made to Participants, (iii) determine the number of shares of Common Stock or share units subject to Awards, (iv) determine the terms and conditions, not inconsistent with the terms of the Plan, of any Award granted hereunder (including, but not limited to, any restriction and forfeiture conditions on such Award), (v) determine whether, to what extent and under what circumstances, Awards may be settled in cash, (vi) to the extent appropriate, establish and certify attainment of performance goals as required by Section 162(m) of the Code and
(vii) have the authority to interpret the Plan, to establish, amend, and rescind any rules and regulations relating to the Plan (which shall not be inconsistent with the terms of the Plan), to determine the terms and provisions of any agreements entered into hereunder, and to make all other determinations necessary or advisable for the administration of the Plan. The Committee may adopt such forms, agreements, methods or practices consistent with current technology for the administration of the Plan. The Committee may correct any defect, supply any omission or reconcile any inconsistency in the Plan or in any Award in the manner and to the extent it shall deem desirable to carry it into effect. The determinations of the Committee in the administration of the Plan, as described herein, shall be final, conclusive and binding on all persons, including the Company, its stockholders, employees and Participants granted Awards under the Plan.

         (c) No members of the Committee shall be personally liable for any action, determination, or interpretation made in good faith with respect to the Plan or any Award and all members of the Committee shall be fully indemnified by the Company with respect to any such action, determination, or interpretation to the fullest extent provided by the certificate of incorporation and by-laws of the Company and applicable state law. The Company shall pay all expenses incurred in the administration of the Plan.

5. ELIGIBILITY.

         Officers and other key employees of the Company and its subsidiaries who meet such standards as the Committee may from time to time determine are eligible to be granted Awards under the Plan; provided that no Awards will be granted under the Plan on or after June 1, 2000 to persons who are executive officers of the Company.

         For purposes of the Plan, a subsidiary corporation shall be any corporation which at the time qualifies as a subsidiary under the definition of "subsidiary corporation" in Section 424(f) of the Code. For purposes of the Plan, a parent corporation shall be any corporation (other than the Company) in an unbroken chain of corporations ending with the Company if each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one or more of the other corporations in the chain.

6. AWARDS.

         Awards under the Plan may consist of stock options (either incentive stock options within the meaning of Section 422 of the Code or nonstatutory stock options), stock appreciation rights, performance shares, restricted stock grants, deferred Common Stock grants and other stock-based Awards. Awards of performance shares, restricted stock units and other stock-based Awards may provide the Participant with dividend equivalents prior to vesting of such Awards. Awards shall be subject to the terms and conditions of the Plan and shall be evidenced by an agreement containing such additional terms and conditions, not inconsistent with the provisions of the Plan, as the Committee shall deem desirable.

7. STOCK OPTIONS.

         Stock options may be granted under the Plan in such form as the Committee may from time to time approve pursuant to terms set forth in a stock option agreement.

         (a) Types of Stock Options. Each stock option agreement shall state whether or not the stock option will be treated as an incentive stock option or a non-qualified stock option.

         (b) Option Price. The purchase price per share of the Common Stock purchasable under a stock option shall be determined by the Committee, but, except as determined by the Committee, will be not less than 100% of the Fair Market Value of the Common Stock on the date of the grant of the stock option.

         (c) Option Period. The term of each stock option shall be fixed by the Committee, but no stock option shall be exercisable after the expiration of ten
(10) years from the date the option is granted.

         (d) Exercisability. Stock options shall be exercisable at such time or times as determined by the Committee at or subsequent to grant. Unless otherwise determined by the Committee at or subsequent to grant, no stock option shall be exercisable during the twelve-month period ending on the day before the first anniversary date of the grant of the option, except upon a Change in Control.

         (e) Method of Exercise. Stock options may be exercised, in whole or in part, by giving notice (in the form prescribed from time to time by the Company) of exercise to the Company specifying the number of shares to be purchased. Such notice shall be accompanied by the payment in full of the option purchase price. Payment of the exercise price shall be made in the form approved by the Committee and set forth in the stock option agreement and may include, but is not limited to, payment in cash or by certified or bank check, by tender of shares of Common Stock owned by the Participant (valued at Fair Market Value determined as of the day immediately prior to exercise) or, at the discretion of the Committee and upon such terms and conditions as the Committee may approve, through cashless exercise procedures, with other consideration or through other procedures, or by a combination of any such procedures. The

Committee may determine that previously owned shares of Common Stock be held for a specified period of time prior to being used to exercise stock options. The Committee may from time to time adopt such methods and procedures for exercising outstanding stock options as are consistent with current technology and the Company's system for administering the Plan.

         (f) Termination of Employment. Except as otherwise determined by the Committee at or subsequent to grant, any stock options held by a Participant upon termination of employment shall remain exercisable as follows:

              (i) If the Participant's termination of employment is due to death or permanent disability (as determined by the Committee), the stock option (to the extent exercisable as of the date of termination) shall be exercisable for one (1) year following such termination of employment (but in no event beyond the term of the option), and shall thereafter terminate; and

              (ii) If the Participant's termination of employment is for any other reason, the stock option (to the extent exercisable as of the date of termination) shall be exercisable for a period of ninety (90) days following such termination of employment (but in no event beyond the term of the option), and shall thereafter terminate.

         In the event the Committee determines that a stock option may be exercised after the periods provided for in this paragraph (f), such longer exercise period may not extend beyond the term of the option.

         (g) Replacement Stock Option Grants. The Committee shall have the discretionary authority to include in any stock option agreement a provision that entitles an optionee who is an employee of the Company or any of its subsidiaries and who exercises a stock option, in whole or in part, by using previously owned shares of Common Stock to be granted a replacement stock option exercisable for the number of shares of Common Stock used to exercise the stock option. Any such replacement option shall be subject to the availability of sufficient shares of Common Stock under Section 3, and shall be subject to such other terms and conditions to be determined by the Committee consistent with this Section 7. No optionee shall have any right to the grant of a replacement option unless such right is approved by the Committee and included in the optionee's stock option agreement.

         (h) Effect of Exercise Upon Tandem Stock Appreciation Right. Upon exercise of a stock option with respect to which a tandem stock appreciation right (as described in Section 8) has been granted, the number of shares of Common Stock with respect to which the tandem stock appreciation right shall be exercisable shall be reduced by the number of shares with respect to which the stock option has been exercised.

8. STOCK APPRECIATION RIGHTS. Stock appreciation rights may be granted under the Plan in such form as the Committee may from time to time approve pursuant to terms set forth in a stock appreciation rights agreement.

         (a) Types of Stock Appreciation Rights. Stock appreciation rights may be granted in tandem with a related stock option (a "tandem stock appreciation right") or may be granted unrelated to any stock option (a "freestanding stock appreciation right"). A tandem stock appreciation right may be granted at the time of the related stock option grant or at any time during the term of such stock option; provided, however, that tandem stock appreciation rights related to an incentive stock option may only be granted at the time of the grant of such stock option and may be exercised only when the Fair Market Value of Common Stock subject to such incentive stock option exceeds the exercise price of such stock option.

         (b) Purchase Price. The purchase price of a stock appreciation right shall be determined by the Committee at or subsequent to the time of grant of the stock appreciation right.

         (c) Payment. A stock appreciation right shall entitle the holder thereof, upon exercise of the stock appreciation right or any portion thereof, to receive payment of an amount determined by multiplying (i) the excess of the Fair Market Value per share of Common Stock on the date of exercise over the per share purchase price of the stock appreciation right, by (ii) the number of shares of Common Stock as to which such stock appreciation right is being exercised. Notwithstanding the foregoing, the Committee may limit in any manner the amount payable with respect to a stock appreciation right by including such a limit at the time of grant.

         (d) Exercise. Free standing stock appreciation rights shall be exercisable at such time or times, and under such conditions, as shall be determined by the Committee in its discretion at or subsequent to the time of grant and, except as otherwise determined by the Committee at or subsequent to grant, freestanding stock appreciation rights held by a Participant upon termination of employment shall be exercisable on the same terms as set forth for stock options in Section 7(f); provided, however, that no freestanding stock appreciation right shall be exercisable after the expiration of ten (10) years from the date the stock appreciation right is granted. A tandem stock appreciation right shall be exercisable at such time or times and only to the extent that the related stock option is exercisable.

         (e) Method of Exercise. Stock appreciation rights may be exercised, in whole or in part, by giving notice (in the form prescribed from time to time by the Company) to the Company specifying the number of shares with respect to which the stock appreciation right is being exercised. If requested by the Committee, the holder of a stock appreciation right shall deliver the agreement evidencing the stock appreciation right being exercised and, with respect to a tandem stock appreciation right, the agreement evidencing the related stock option to the Secretary of the Company who shall endorse thereon a notation of such exercise and return the agreement to the holder. The Committee may from time to time adopt such procedures for exercising the stock appreciation rights as are consistent with current technology and the Company's system for administering the exercise of such rights.

         (f) Form of Payment. Payment of the amount determined under this
Section 8 shall be made solely in shares of Common Stock or, at the sole discretion of the Committee, solely in cash, or in a combination of cash and shares of Common Stock (based upon the Fair Market Value of the Common Stock as of the date of exercise of the stock appreciation right).

         (g) Effect of Exercise of Tandem Stock Appreciation Right on Related Stock Option. Upon exercise of a tandem stock appreciation right, the number of shares of Common Stock covered by the related stock option shall be reduced by the number of shares with respect to which the stock appreciation right has been exercised.

9. PERFORMANCE SHARES.

         Performance shares may be granted under the Plan in such form as the Committee may from time to time approve pursuant to the terms set forth in a performance share agreement.

         (a) Types of Performance Shares. Performance shares may be granted in the form of actual shares of Common Stock or share units having a value equal to an identical number of shares of Common Stock.

         (b) Performance Conditions and Duration. The performance conditions and the length of the performance period shall be determined by the Committee, but in no event may a performance period be less than twelve (12) months, except upon a Change in Control.

         (c) Form of Payment. The Committee shall determine in its sole discretion whether performance shares granted in the form of share units shall be paid in cash, Common Stock, or a combination of cash and Common Stock (based upon Fair Market Value of the Common Stock as of the date of exercise or the end of the performance period, as the case may be).

         (d) Termination of Employment. Except as otherwise determined by the Committee at or subsequent to grant, a Participant must be employed as of the end of the relevant performance period to be entitled to receive payment with respect to a performance share award.

10. RESTRICTED STOCK.

         Shares of restricted stock may be issued either alone or in addition to stock options, deferred stock or other stock-based Awards granted under the Plan, as determined by the Committee pursuant to terms set forth in a restricted stock agreement.

         (a) Awards of Restricted Stock. Unless such requirement is waived by the Committee, the prospective recipient of an Award of shares of restricted stock shall not be deemed to have any rights with respect to such Award, until and unless such recipient shall have executed an agreement or other instrument evidencing the Award and delivered a fully executed copy thereof to the Company, and otherwise complied with the then applicable terms and conditions.

         (b) Stock Certificates. Each Participant granted restricted stock under the Plan shall be issued a stock certificate in respect of shares of restricted stock awarded under the Plan. Such certificate shall be registered in the name of the holder, and shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Award. The Committee shall require that the stock certificates evidencing such shares be held in custody by the Company until the restrictions thereon shall have lapsed, and shall require, as a condition of any restricted stock Award, that the holder shall have delivered a stock power, endorsed in blank, relating to the stock covered by such Award.

         (c) Restrictions and Conditions. Subject to the provisions of this Plan, during a period set by the Committee commencing with the date of such Award (the "restriction period"), the holder of shares of restricted stock shall not be permitted to sell, transfer, pledge, or assign such shares of restricted stock awarded under the Plan. Within these limits, the Committee may provide for the lapse of such restrictions in installments where deemed appropriate. Unless otherwise determined by the Committee at or subsequent to grant, the restriction period shall remain in effect during the twelve-month period ending on the day before the first anniversary date of the grant of the shares of restricted stock, except upon a Change in Control. Subject to the provisions of the immediately following sentence, upon termination of employment for any reason during the restriction period, all shares still subject to restriction shall be forfeited by the Participant and reacquired by the Company. In the event of a Participant's retirement, permanent disability, or death, or in cases of special circumstances, the Committee may, in its sole discretion, when it finds that a waiver would be in the best interests of the Company, waive in whole or in part any or all remaining restrictions with respect to such Participant's shares of restricted stock.

         (d) Rights of Holder of Restricted Stock. Except as provided in paragraph (c) of this Section 10, a Participant shall have, with respect to the shares of restricted stock, all the rights of a shareholder of the Company, including the right to vote the restricted stock, and the right to receive any dividends. The Committee, in its sole discretion, may permit or require the payment of dividends to be deferred and, if the Committee so determines, reinvested in additional restricted stock or to be otherwise reinvested or subject to restrictions.

         (e) Restricted Stock Units. Restricted stock may also be granted in the form of restricted stock units having a value equal to an identical number of shares of Common Stock. The Committee shall determine in its sole discretion whether restricted stock granted in the form of units shall be paid in cash, Common Stock or a combination of cash and Common Stock.

11. DEFERRED AWARDS.

         The Committee shall have the discretion to grant Awards of the right to receive Common Stock that are not to be distributed until after a specified deferral period. Such Awards may be made either alone or in addition to other Awards granted under the Plan. If the attainment of performance goals are specified, the Committee shall certify attainment of such performance goals prior to any delivery of deferred Common Stock. Prior to completion of the deferral period, a participant may elect to further defer receipt of an Award for a specified period or until a specified event, subject in each case to the approval of the Committee and under such terms as are determined by the Committee in its sole discretion. The Committee shall determine in its sole discretion whether such deferred Awards shall be paid in cash, Common Stock or a combination of cash and Common Stock.

12. OTHER STOCK-BASED AWARDS.

         Other Awards of Common Stock and other Awards that are valued in whole or in part by reference to, or are otherwise based on Common Stock, including (without limitation) dividend equivalents and convertible debentures, may be granted either alone or in addition to other Awards granted under the Plan. Any Awards under this Section 12 and any Common Stock covered by any such Award may be forfeited to the extent so provided in the Award agreement, as determined by the Committee.

13. CHANGE IN CONTROL.

         Upon the occurrence of a Change in Control, (i) all stock options shall become vested and exercisable in full, (ii) all stock appreciation rights which have not been granted in tandem with stock options shall become vested and exercisable in full, (iii) the restrictions applicable to all shares of restricted stock shall lapse, (iv) all restricted stock granted in the form of share units shall be paid in shares of Common Stock, (v) all performance shares shall be deemed to be earned in full and shall be paid in shares of Common Stock, and all performance shares granted in the form of share units shall be deemed to be earned in full and shall be paid in shares of Common Stock, and
(vi) all deferred Awards shall be paid in shares of Common Stock. The Committee may, in its discretion, include such further provisions and limitations in any agreement documenting such Awards as it may deem equitable and in the best interest of the Company, and may make payments with respect to restricted stock units, performance share units and deferred Awards in cash in an amount equal to the Fair Market Value of the Award as of the Change in Control.

14. WITHHOLDING.

         The company shall have the right to deduct from any payment to be made pursuant to the Plan the amount of any taxes required by law to be withheld therefrom, or to require a Participant to pay to the Company in cash such amount required to be withheld prior to the issuance or delivery of any shares of Common Stock or the payment of cash under the Plan. The Committee may, in its discretion, permit a Participant to elect to satisfy such withholding obligation by (i) delivering previously owned shares of Common Stock or (ii) having the Company retain shares of Common Stock which would otherwise be delivered upon exercise or payment of Awards (in an amount not exceeding the minimum applicable tax withholding amount required to satisfy federal (including FICA), state, local and foreign tax withholding requirements) or (iii) any combination of a cash payment or the methods set forth in (i) and (ii) above. For purposes of (i) and (ii) above, shares of Common Stock shall be valued at Fair Market Value determined as of the day immediately prior to exercise or payment.

15. NONTRANSFERABILITY.

         No Award shall be assignable or transferable by the Participant, other than by will, by the laws of descent and distribution, or pursuant to a written beneficiary designation, and stock options and stock appreciation rights shall be exercisable during the Participant's lifetime only by the Participant or the Participant's guardian or legal representative. Notwithstanding the foregoing, the Senior Vice President of Human Resources, in his or her sole discretion, may allow the transfer, for no consideration to the Participant, of a nonstatutory stock option to a Participant's "Immediate Family" pursuant to the terms and conditions approved by the Senior Vice President of Human Resources. In the event of such permitted transfer, the transferee shall take such nonstatutory stock option subject to the same restrictions, terms and conditions in the stock option agreement at the time of such transfer. For purposes of this Section 15, "Immediate Family" shall mean (i) the Participant's children, grandchildren, spouse or common law spouse, siblings or parents, as well as (ii) a trust in which these persons (or the Participant) have more than fifty percent of the beneficial interest, a foundation in which these persons (or the Participant) control the management of assets, and any other entity in which these persons (or the Participant) own more than fifty percent of the voting interests.

16. NO RIGHT TO EMPLOYMENT.

         No person shall have any claim or right to be granted an Award, and the grant of an Award shall not be constructed as giving a Participant the right to be retained in the employ of the Company, its parent or their subsidiaries. Further, the Company, its parent and their subsidiaries expressly reserve the right at any time to terminate the employment of a Participant free from any liability, or any claim under the Plan, except as provided herein or in any Award agreement entered into hereunder.

17. ADJUSTMENT OF AND CHANGES IN COMMON STOCK.

         In the event of any change in the outstanding shares of Common Stock (including any increase or decrease in such shares) by reason of any stock dividend or split, recapitalization, merger, consolidation, spin-off, combination or exchange of shares or other similar corporate change, or any distributions to common stockholders other than regular cash dividends, the Committee may make such substitution or adjustment, if any, as it deems to be equitable, as to the number or kind of shares of Common Stock or other securities reserved for issuance pursuant to the Plan, or subject to outstanding Awards, and to any other terms and conditions of outstanding Awards including the stock option or stock appreciation right purchase price or performance criteria.

18. EMPLOYMENT BY SUBSIDIARY AND PARENT COMPANIES.

         For purposes of the Plan, a transfer of an employee to the employ of a subsidiary of the Company (or, if provided in the grant instrument, a parent corporation) shall not be deemed to be a termination of employment and the employment by a subsidiary (or, if provided in the grant instrument, a parent corporation) shall be deemed to be employment by the Company.

19. FOREIGN EMPLOYEES.

         Without amending the Plan, the Committee may grant Awards to employees of the Company or its subsidiaries who are foreign nationals on such terms and conditions different from those specified in this Plan (including without limitation granting stock options with a term longer than ten years if appropriate to assure favorable tax treatment) as may in the judgment of the Committee be necessary or desirable to foster and promote achievement of the purposes of the Plan, and, in furtherance of such purposes, the Committee may make such modifications, amendments, procedures, subplans and the like as may be necessary or advisable to comply with provisions of laws in other countries in which the Company or its subsidiaries operate or have employees; provided, however, that, except as described above, any such modification, amendment, procedure, subplan or like arrangement shall not be inconsistent with the terms of the Plan.

20. AMENDMENT.

         The Board of Directors may amend, suspend or terminate the Plan or any portion thereof at any time, provided that no amendment shall be made that would adversely affect the rights of a Participant under an Award theretofore granted, without such Participant's written consent.

21. GENERAL PROVISIONS.

         (a) The Committee may require each Participant purchasing or acquiring shares pursuant to an Award under the Plan to represent to and agree with the Company in writing that such Participant is acquiring the shares for investment and without a view to distribution thereof.

         (b) All certificates for shares of Common Stock delivered under the Plan pursuant to any Award shall be subject to such stock-transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations, and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Common Stock is then listed, and any applicable Federal, state or foreign securities law, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions. If the Committee determines that the issuance of shares of Common Stock hereunder is not in compliance with, or subject to an exemption from, any applicable Federal, state or foreign securities laws, such shares shall not be issued until such time as the Committee determines that the issuance is permissible.

         (c) The Plan is intended to constitute an "unfunded" plan for incentive and deferred compensation. Nothing contained herein shall give any Participant any rights that are greater than those of a general creditor of the Company. In its sole discretion, the Committee may authorize the creation of trusts or other arrangements to meet the obligations created under the Plan to deliver Common Stock or payments in lieu of or with respect to Awards hereunder, provided, however, that the existence of such trusts or other arrangements is consistent with the unfunded status of the Plan.

         (d) Except as otherwise provided by the Committee in the applicable Award agreement, a Participant shall have no rights as a shareholder with respect to any shares of Common Stock subject to stock options, stock appreciation rights, performance share awards, restricted stock units, or deferred awards until a certificate or certificates evidencing shares of Common Stock shall have been issued to the Participant and, subject to Section 17, no adjustment shall be made for dividends or distributions or other rights in respect of any share for which the record date is prior to the date on which the Participant shall become the holder of record thereof.

         (e) United States law shall apply to all grants under the Plan except, in the case of an Award to a foreign national, to the extent local laws preempt United States law.

22. EFFECTIVE DATE; TERM OF PLAN.

         The Plan shall be effective as of November 1, 1995. Subject to earlier termination pursuant to Section 20, the plan shall have a term of ten (10) years from its Effective Date (November 1, 1995).